UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

_________________

NET2PHONE, INC.
(Exact name of registrant as specified in its charter)

000-26763
(Commission File Number)

Delaware	22-3559037
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

520 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices, with zip code)

(973) 438-3111
(Registrant's telephone number, including area code)

_______________________
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      Written communications pursuant to Rule 425 under the Securities Act

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Back to Contents

Item 2.02. Results of Operations and Financial Condition.

On March 22, 2005, Net2Phone, Inc. announced that it has filed its Quarterly Report on Form 10-Q for the second quarter ended January 31, 2005. The filing was made within the 5-day extension period permitted under rule 12b-25 of the Securities Exchange Act of 1934. A copy of the Company’s related press release dated March 22, 2005 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934. Accordingly, the information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference, or otherwise subject to any of the liabilities of Section 18 of the Securities Act of 1934.

Back to Contents

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 22, 2005
NET2PHONE, INC.

/s/ Glenn J. Williams
	By:	Glenn J. Williams
	Its:	Executive Vice President, Business & Legal Affairs, General Counsel & Secretary